UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2004

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification No.)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address and registrant’s principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 466-2200

Item 5.  Other Events and Regulation FD Disclosure.

On August 17, 2004, InterMune, Inc. (the “Company”) issued a press release entitled “InterMune Announces Executive Management Changes.” A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Number	Description
99.1	Press Release entitled “InterMune Announces Executive Management Changes,” dated August 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.

Dated: August 17, 2004	By:	/s/ Daniel G. Welch
Daniel G. Welch
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “InterMune Announces Executive Management Changes,” dated August 17, 2004.